Exhibit 10.7

LIMITED GUARANTY

This LIMITED GUARANTY (this “Limited Guaranty”), dated as of December 3, 2018, is made by AEMETIS PROPERTY KEYES, INC. (the “Guarantor”), in favor of THIRD EYE CAPITAL CORPORATION, as administrative agent and collateral agent for and on behalf of the Noteholders (as defined in the Note Purchase Agreement referred to below) (in such aforesaid capacities, or any successor or assign in such capacities, the “Agent”).

PRELIMINARY STATEMENTS:

(1)           Goodland Advanced Fuels, Inc., a Delaware corporation (the “Borrower”), the Noteholders from time to time party thereto, and the Agent have entered into that certain Note Purchase Agreement dated as of June 30, 2017 (as amended by the Amendment No. 1 to Note Purchase Agreement dated June 28, 2018, the Amendment No. 2 to Note Purchase Agreement dated as of December 3, 2018 (“Second Amendment”) and as may be further amended, varied, supplemented, restated, renewed or replaced at any time and from time to time, the “Note Purchase Agreement”).

(2)           Pursuant to the Note Purchase Agreement, the Noteholders have agreed to make Loans from time to time to the Borrower, upon the terms and subject to the conditions set forth therein.

(3)           The Borrower and Guarantor have entered into a separate Intercompany Revolving Promissory Note dated as of the date hereof (as amended, varied, supplemented, restated, renewed or replaced at any time and from time to time, the “Buyer Intercompany Revolving Note”, together with the AAPK Intercompany Note and the Parent Intercompany Note, the “Intercompany Revolving Notes”) pursuant to which the Borrower may, from time to time, lend a portion of the proceeds of the CO2 Term Loan incurred under the Note Purchase Agreement to Guarantor.

(4)           This Limited Guaranty is secured by a first priority lien pursuant to (i) that certain Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases and Rents to Secure Guaranty dated as of the date hereof by the Borrower for the benefit of the Agent with respect to certain real property located in the County of Stanislaus, State of California (as amended, varied, supplemented, restated, renewed or replaced at any time and from time to time, the “Deed of Trust”), and (ii) that certain General Security Agreement entered into by Guarantor.

(5)           Pursuant to the Second Amendment, the Noteholders and the Agent agreed to increase the Term Loan Commitment by an amount equal to $3,500,000, being the CO2 Term Loan amount, and the Borrower agreed to issue Term Notes evidencing such CO2 Term Loan amount to the Noteholders in order to advance funds to the Borrower in order to permit the Borrower to complete the CO2 Transaction (as defined in the Second Amendment) in accordance with the terms and conditions set forth in the Second Amendment. In connection therewith, Guarantor agreed to enter into this Limited Guaranty, thereby guaranteeing the obligations of the Borrower with respect to the Guaranteed Obligations (as defined below), in addition to and not in derogation of, their other obligations herein and in the Note Purchase Documents.

(6)           Prior to the Aemetis Option Exercise Date, this Limited Guaranty guarantees the Guaranteed Obligations in an amount not to exceed the Guaranty Limit. On and after the Aemetis Option Exercise Date, this Limited Guaranty shall guarantee the Guaranteed Obligations without giving effect to the Guaranty Limit.

(7)           It is a condition precedent to the obligation of the Noteholders to make Loans under the Note Purchase Agreement that the Guarantor shall have executed and delivered this Limited Guaranty to the Agent, for the benefit of the Agent, the Noteholders from time to time party to the Note Purchase Agreement and any other holder of any Note Indebtedness (collectively with the Agent and the Noteholders, the “Secured Parties”).

(8)           The Guarantor will derive substantial direct and indirect benefit from the transactions contemplated by the Note Purchase Agreement, including without limiting the generality of the foregoing, with respect to the transactions contemplated by the Second Amendment.

1.
DEFINITIONS. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Note Purchase Agreement. In addition, when used herein:

“Aemetis Option Exercise Date” shall mean the date upon which the Aemetis Option is exercised in accordance with its terms.

“Guaranty Limit” shall mean an amount equal to the sum of: (a) the aggregate amount of Note Indebtedness advanced by the Borrower to each Guarantor under and in accordance with the Intercompany Revolving Notes (irrespective of which Guarantor is the obligor under any particular Intercompany Revolving Note); (b) the aggregate amount of Note Indebtedness with respect to the Subsequent Term Loan; (c) the aggregate amount of Note Indebtedness with respect to the CO2 Term Loan; and (d) the obligations of the Guarantor under Section 4.12 hereof.

2.
THE GUARANTY.

2.1            Limited Guaranty of Guaranteed Obligations. The Guarantor unconditionally guarantees to the Agent, on behalf of the Secured Parties, and their respective successors, endorsees, transferees and assigns, the prompt payment and performance of all Note Indebtedness, whether such obligations constitute principal, interest, expenses, indemnification expenses or other obligations (collectively, the “Guaranteed Obligations”); provided that prior to the Aemetis Option Exercise Date, the aggregate obligations and liabilities of the Guarantor hereunder shall not at any time or in any event or circumstance exceed the Guaranty Limit and, provided, further, that on and after the Aemetis Option Exercise Date, this Limited Guaranty will no longer give effect to and shall be construed as excluding the term “Guaranty Limit”. All payments under this Limited Guaranty shall be made in United States Dollars in immediately available funds within five (5) Business Days after the Agent’s demand therefor.

2.2           Guarantee Absolute. The Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with their terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent and/or Secured Parties with respect thereto. The liability of the Guarantor hereunder shall be primary, absolute and unconditional irrespective of:

(a)           any lack of validity or enforceability of the Note Indebtedness or the Guaranteed Obligations or any agreement or instrument relating thereto;

(b)           any change in the time, manner or place of the payment of, or in any other term of, all or any of the Note Indebtedness or the Guaranteed Obligations, or any amendment or modification of or any consent to departure from this Limited Guaranty or any other Note Purchase Document;

(c)           any exchange, release, unopposability or nonperfection of any Collateral or any release or amendment to, waiver of, or consent to departure from, or any guarantee for, all or any part of the Note Indebtedness or the Guaranteed Obligations;

(d)           any whole or partial termination of this Limited Guaranty; or

(e)           any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Obligor in respect of the Note Indebtedness.

2.3           Consents, Waivers and Renewals. The Guarantor hereby renounces the benefits of division and discussion. The Guarantor hereby waives promptness, diligence, notice of the acceptance hereof, notice of intent to accelerate and notice of acceleration and any other notice with respect to any of the Note Indebtedness or the Guaranteed Obligations, this Limited Guaranty or the other Note Purchase Documents and any requirement that the Agent and/or Secured Parties protect, secure, perfect, render opposable or insure any Agent’s Lien or Lien on any Property subject thereto or exhaust any right or take any action against any other Person or any Collateral before proceeding hereunder. The Guarantor agrees that the Agent and/or Secured Parties may at any time and from time to time, either before or after the maturity of the Note Indebtedness, without notice to or further consent of the Guarantor or any other Person extend the time of payment of, exchange or surrender any Collateral for, or renew any of the Note Indebtedness or the Guaranteed Obligations, and may also make any agreements with any other party to or Person liable on any of the Note Indebtedness, or interested therein, for the extension, renewal, payment, compromise, discharge, or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between the Agent and/or any Noteholders and the Borrower or any such other party or Person, without in any way impairing or affecting this Limited Guaranty. The Guarantor agrees to make payment to the Agent, for the ratable benefit of the Secured Parties, of any of the Note Indebtedness and the Guaranteed Obligations whether or not the Agent and/or any Secured Parties shall have resorted to any collateral security, or shall have proceeded against any other obligor principally or secondarily obligated with respect to any of the Note Indebtedness or the Guaranteed Obligations. Guarantor hereby irrevocably renounces every right it may acquire to be released from its guarantee pursuant to applicable law. At the request of the Agent or any Secured Party, made at any time, the Guarantor shall renew the Limited Guaranty hereunder by executing such documents for this purpose as may be reasonably requested by the Agent.

2.4           Reinstatement. If at any time any payment in respect of any of the Guaranteed Obligations is rescinded or must otherwise be returned for any reason whatsoever, in whole or in part, the Guarantor’s obligations hereunder shall (x) revive and remain in full force and effect or (y) be reinstated (as the case may be) with respect to such Guaranteed Obligations, in any case, subject to the Guaranty Limit.

2.5           Payments. All payments made by, or on behalf of, the Guarantor hereunder will be made without setoff, counterclaim or other defense.

2.6           Subrogation. The Guarantor shall not exercise any rights which it may acquire by way of subrogation under this Limited Guaranty or the other Note Purchase Documents, by any payment made hereunder or otherwise, until all the Note Indebtedness and the Guaranteed Obligations shall have been paid in full. If any amount shall be paid to the Borrower on account of such subrogation rights in violation of the foregoing restriction, such amount shall be held in trust and as mandatary for the benefit of the Agent (for itself and the other Secured Parties) and shall forthwith be paid to the Agent (for itself and the other Secured Parties) to be credited and applied to the Note Indebtedness, whether matured or unmatured.

2.7           Postponement and Subordination. Guarantor hereby postpones any right of enforcement, remedy and action and subordinate any claims, including any right of payment, subrogation, contribution and indemnity that they may have at any time against any Obligor or any other guarantor, howsoever arising, to irrevocable payment in full of the Note Indebtedness. Any such claims (whether secured or unsecured) and any such remedial rights are hereby assigned or hypothecated to Agent and the Secured Parties (and shall be assigned or hypothecated pursuant to documentation satisfactory to Agent), and any such claims owing and paid to the Guarantor in contravention of the terms of this Limited Guaranty shall be received and held by the Guarantor in trust and as agent and mandatary for the benefit of Agent and the Secured Parties and the proceeds thereof shall forthwith be paid over to Agent to be credited and applied to the Note Indebtedness, whether matured or unmatured, in accordance with the terms of this Limited Guaranty. In furtherance of the foregoing, any and all Liens held by the Guarantor shall for all purposes be, and at all times remain, inferior, junior and subordinate to the Liens from time to time held by the Agent under the Security Documents; without limiting the generality of the foregoing, the foregoing priority shall prevail in all circumstances and irrespective of: (i) the priorities otherwise accorded to any such Liens by any applicable law; (ii) the time or order of the creation, granting, execution or delivery of the Note Indebtedness, the Note Purchase Documents or any other deed, document, instrument, act or notice; (iii) the time or order of the attachment or perfection or setting-up of the security interests and hypothecs constituted by any such Liens; (iv) the time or order of registration, notification or publication of any such Liens or the filing of financing statements or other instruments and documents with respect thereto; (v) the time of the making of advances and other credits under the Note Indebtedness; or (vi) the giving of, or the failure to give, any notice to the Guarantor or the time of giving of any such notice; in addition, the Guarantor hereby cedes priority of rank and payment to the Agent and the Secured Parties in all respects to the extent necessary to give full effect to the foregoing.

2.8           Waivers. In addition to the waivers contained in Section 2.3 hereof, the Guarantor waives, and agree to the fullest extent permitted by law that they shall not at any time insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshaling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by the Guarantor of the Guaranteed Obligations hereunder (subject to the Guaranty Limit) or the enforcement by the Agent of, this Limited Guaranty. The Guarantor hereby waives, to the fullest extent permitted by law, diligence, presentment and demand (whether for the benefit of any statute of limitations affecting Guarantor’s liability hereunder or the enforcement hereof, non-payment or protest or of acceptance, extension of time, change in nature or form of the Guaranteed Obligations, acceptance of further security, release of further security, composition or agreement arrived at as to the amount of, or the terms of, the Guaranteed Obligations, notice of adverse change in the Borrower’s financial condition or any other fact which might increase the risk to the Guarantor) with respect to any of the Guaranteed Obligations or all other demands whatsoever and waives, to the fullest extent permitted by law, the benefit of all provisions of law which are or might be in conflict with the terms of this Limited Guaranty.

2.9           Limited Guaranty Secured by Real Property. This Limited Guaranty is secured by real property.

3.
REPRESENTATIONS AND WARRANTIES.

3.1           To induce the Agent and the other Secured Parties to enter into the transactions contemplated by the Note Purchase Documents, Guarantor makes the following representations and warranties to the Agent and each Secured Party, each and all of which shall survive the execution and delivery of this Limited Guaranty: Guarantor (i) has relied exclusively on Guarantor’s own independent investigation of the Borrower for Guarantor’s decision to guarantee the Guaranteed Obligations now existing or thereafter arising (subject to the Guaranty Limit), (ii) has sufficient knowledge of the Borrower to make an informed decision about this Limited Guaranty, and neither the Agent nor any other Secured Party has any duty or obligation to disclose any information in its possession or control about the Borrower to Guarantor, and (iii) has adequate means to obtain from the Borrower on a continuing basis information concerning the financial condition of the Borrower and is not relying on the Agent or any other Secured Party to provide such information either now or in the future.

3.2           In addition, Guarantor represents and warrants to the Agent and the Secured Parties as follows:

(a)           Guarantor has had the opportunity to discuss the terms and conditions of the Note Purchase Documents and the Aemetis Option with its own counsel and has relied on such counsel’s advice with respect to the Note Purchase Documents and the Aemetis Option in conjunction with the execution of this Limited Guaranty.

(b)            Guarantor makes the additional representations and warranties set forth on Exhibit A hereto.

4.
OTHER TERMS.

4.1           Covenants.

(a)           Guarantor makes the covenants set forth on Exhibit B hereto.

(b)           [Reserved].

4.2           Amendments. This Limited Guaranty may not be amended or modified except by the written agreement of the Guarantor and the Agent.

4.3           Waiver. No waiver of any provision of this Limited Guaranty, and no consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Agent or any other Secured Party to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

4.4           Notices. All notices, requests and demands and other communications to or upon the Agent or any Obligor hereunder shall be effected in the manner provided for in Section 8.2 of the Note Purchase Agreement; provided that any notice, request, demand or other communication to the Guarantor shall be addressed to the Guarantor at its address on the signature page to this Limited Guaranty. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient).

4.5           Severability.  Any provision of this Limited Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.6           Section Headings. The Section headings used in this Limited Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

4.7           Counterparts. This Limited Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this document by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Limited Guaranty.

4.8           Submission to Jurisdiction; Waivers.

(a)           Jurisdiction. GUARANTOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST ANY SECURED PARTY OR ANY RELATED PARTY OF ANY SECURED PARTY IN ANY WAY RELATING TO THIS LIMITED GUARANTY OR ANY OTHER NOTE PURCHASE DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS LIMITED GUARANTY OR IN ANY OTHER NOTE PURCHASE DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS LIMITED GUARANTY OR ANY OTHER NOTE PURCHASE DOCUMENT AGAINST THE PLEDGOR OR ANY OTHER OBLIGOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(b)           Waiver of Venue. Guarantor irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Limited Guaranty in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c)           Service of Process. Each party irrevocably consents to service of process in the manner provided for notices in Section 4.4. Nothing in this Limited Guaranty will affect the right of any party hereto to serve process in any other manner permitted by applicable law.

(d)           Waiver. Guarantor hereby waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary punitive or consequential damages.

4.9           Governing Law. THIS LIMITED GUARANTY AND THE RIGHTS AND OBLIGATIONS HEREUNDER OF THE GUARANTOR, THE BORROWER AND THE SECURED PARTIES AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS LIMITED GUARANTY AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4.10           WAIVER OF JURY TRIAL. EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS LIMITED GUARANTY OR ANY TRANSACTION CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY SECURED PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH SECURED PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT THE SECURED PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS LIMITED GUARANTY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

4.11             Assignment. This Limited Guaranty shall be binding on, and shall inure to the benefit of the Guarantor, the Agent, each Secured Party and their respective successors and assigns; provided that the Guarantor may not assign or transfer its rights or obligations under this Limited Guaranty without the written consent of the Agent.

4.12             Indemnity and Expenses. (a) The Guarantor agrees to indemnify the Agent, each Noteholder and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related costs and expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any Person (including an Obligor) arising out of, in connection with, or as a result of (i) the execution or delivery of this Limited Guaranty, any other Note Purchase Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) the use or proposed use of the proceeds therefrom, or (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Obligor; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by any Obligor against an Indemnitee for a material breach in bad faith of such Indemnitee’s obligations hereunder or under any other Note Purchase Document, if any such Obligor has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction.

(b)           The Guarantor shall not, without the prior written consent of the applicable Indemnitee(s), effect any settlement of any pending or threatened claim, litigation, investigation or proceeding in respect of which such Indemnitee is a party and indemnity could have been sought hereunder by such Indemnitee, unless such settlement (i) includes an unconditional release of such Indemnitee from all liability or claims that are the subject matter of such proceeding and (ii) does not include a statement as to or an admission of fault, culpability, or a failure to act by or on behalf of such Indemnitee.

(c)           The Guarantor will upon demand pay to the Agent the amount of any and all expenses, including, without limitation, the fees and expenses of its counsel and of any experts and agents, that the Agent or any Secured Party may incur in connection with (i) the exercise or enforcement of any of the rights of the Agent or the other Secured Parties hereunder or (ii) the failure by the Guarantor to perform or observe any of the provisions hereof.

(d)           The agreements in this Section 4.12 shall survive repayment of the Note Indebtedness and all other amounts payable under the Note Purchase Agreement and the other Note Purchase Documents.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Limited Guaranty as of the date first above written.

AEMETIS PROPERTY KEYES, INC., as a Guarantor

By: s/ Eric A. McAfee
Name: Eric McAfee
Title: CEO

Address for Notices to Guarantor:
20400 Stevens Creek Blvd, Suite 700
Cupertino, CA 95014
Attention:  Chief Executive Officer
Telephone: 408-390-3275
Facsimile: 408-252-8044

THIRD EYE CAPITAL CORPORATION, as the Agent

By: /s/ Arif N. Bhalwani
 Name: Arif N. Bhalwani
Title: Managing Director

Signature Page to Limited Guaranty

Acknowledged and Agreed:

GOODLAND ADVANCED FUELS, INC.,
as the Borrower

By: /s/ Michael Peterson
Name: Michael Peterson
Title: CEO

Signature Page to Limited Guaranty